Exhibit 99.2

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

						3Q23 Increase/		Nine	Nine	YTD 2023 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2023	2023	2023	2Q23	3Q22	2022	2023	(Decrease)

Total revenues, net of interest expense(1)(2)(3)	$18,508	$18,006	$21,447	$19,436	$20,139	4%	9%	$57,332	$61,022	6%
Total operating expenses	12,749	12,985	13,289	13,570	13,511	-	6%	38,307	40,370	5%
Net credit losses (NCLs)	887	1,180	1,302	1,504	1,637	9%	85%	2,609	4,443	70%
Credit reserve build / (release) for loans	441	593	435	257	179	(30%)	(59%)	363	871	NM
Provision / (release) for unfunded lending commitments	(71)	47	(194)	(96)	(54)	44%	24%	244	(344)	NM
Provisions for benefits and claims, HTM debt securities and other assets	108	25	432	159	78	(51%)	(28%)	178	669	NM
Provisions for credit losses and for benefits and claims	1,365	1,845	1,975	1,824	1,840	1%	35%	3,394	5,639	66%
Income from continuing operations before income taxes	4,394	3,176	6,183	4,042	4,788	18%	9%	15,631	15,013	(4%)
Income taxes	879	640	1,531	1,090	1,203	10%	37%	3,002	3,824	27%
Income from continuing operations	3,515	2,536	4,652	2,952	3,585	21%	2%	12,629	11,189	(11%)
Income (loss) from discontinued operations, net of taxes(4)	(6)	(2)	(1)	(1)	2	NM	NM	(229)	-	100%
Net income before noncontrolling interests	3,509	2,534	4,651	2,951	3,587	22%	2%	12,400	11,189	(10%)
Net income (loss) attributable to noncontrolling interests	30	21	45	36	41	14%	37%	68	122	79%
Citigroup's net income	$3,479	$2,513	$4,606	$2,915	$3,546	22%	2%	$12,332	$11,067	(10%)

Diluted earnings per share:
Income from continuing operations	$1.63	$1.16	$2.19	$1.33	$1.63	23%	-	$5.95	$5.14	(14%)
Citigroup's net income	$1.63	$1.16	$2.19	$1.33	$1.63	23%	-	$5.84	$5.14	(12%)

Preferred dividends	$277	$238	$277	$288	$333	16%	20%	$794	$898	13%

Income allocated to unrestricted common shareholders - basic
Income from continuing operations	$3,180	$2,253	$4,296	$2,595	$3,158	22%	(1%)	$11,678	$10,048	(14%)
Citigroup's net income	$3,174	$2,251	$4,295	$2,594	$3,160	22%	-	$11,449	$10,048	(12%)

Income allocated to unrestricted common shareholders - diluted
Income from continuing operations	$3,191	$2,264	$4,307	$2,610	$3,174	22%	(1%)	$11,708	$10,090	(14%)
Citigroup's net income	$3,185	$2,262	$4,306	$2,609	$3,176	22%	-	$11,479	$10,090	(12%)

Shares (in millions):
Average basic	1,936.8	1,936.9	1,943.5	1,942.8	1,924.4	(1%)	(1%)	1,950.0	1,936.9	(1%)
Average diluted	1,955.1	1,955.9	1,964.1	1,968.6	1,951.7	(1%)	-	1,967.1	1,961.5	-
Common shares outstanding, at period end	1,936.9	1,937.0	1,946.8	1,925.7	1,913.9	(1%)	(1%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(5)(6)(7)	12.26%	12.97%	13.44%	13.37%	13.5%
Tier 1 Capital ratio(5)(6)(7)	13.97%	14.73%	15.31%	15.24%	15.3%
Total Capital ratio(5)(6)(7)	14.99%	15.32%	15.57%	16.04%	15.7%
Supplementary Leverage ratio (SLR)(5)(7)(8)	5.71%	5.82%	5.96%	5.97%	6.0%
Return on average assets	0.58%	0.41%	0.76%	0.47%	0.58%			0.69%	0.60%
Return on average common equity	7.1%	5.0%	9.5%	5.6%	6.7%			8.6%	7.3%
Average tangible common equity (TCE) (in billions of dollars)	$155.5	$156.9	$161.1	$164.1	$165.3	1%	6%	$155.4	$163.2	5%
Return on average tangible common equity (RoTCE)	8.2%	5.8%	10.9%	6.4%	7.7%			9.9%	8.3%
Efficiency ratio (total operating expenses/total revenues, net)	68.9%	72.1%	62.0%	69.8%	67.1%	(270) bps	(180) bps	66.8%	66.2%	(60) bps

Balance sheet data (in billions of dollars, except per share amounts)(5):
Total assets	$2,381.1	$2,416.7	$2,455.1	$2,423.7	$2,368.5	(2%)	(1%)
Total average assets	2,399.4	2,430.6	2,462.2	2,465.6	2,413.8	(2%)	1%	2,384.5	2,447.2	3%
Total loans	646.0	657.2	652.0	660.6	666.3	1%	3%
Total deposits	1,306.5	1,366.0	1,330.5	1,319.9	1,273.5	(4%)	(3%)
Citigroup's stockholders' equity	198.6	201.2	208.3	208.7	209.5	-	5%
Book value per share	92.71	94.06	96.59	97.87	99.28	1%	7%
Tangible book value per share	80.34	81.65	84.21	85.34	86.90	2%	8%

Direct staff (in thousands)	238	240	240	240	240	-	1%

(1)
3Q23 includes an approximate $403 million gain on sale recorded in Other revenue (approximately $284 million after various taxes) related to Citi's sale of the Taiwan consumer banking business.
(2)
1Q23 includes an approximate $1.059 billion gain on sale recorded in Other revenue (approximately $727 million after various taxes) related to Citi's sale of the India consumer banking business.
(3)
3Q22 includes an approximate $616 million gain on sale recorded in Other revenue (approximately $290 million after various taxes) related to Citi's sale of the Philippines consumer banking business.
(4)
2022 YTD discontinued operations reflects the release of a currency translation adjustment (CTA) loss (net of hedges) recorded in Accumulated Other Comprehensive Income (AOCI) related to the substantial liquidation of a legal entity (with a non-U.S. dollar functional currency), that had previously divested a legacy business.
(5)
3Q23 is preliminary.
(6)
Citi's binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach, whereas Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 18.
(7)
Citi's regulatory capital ratios and components reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources-Regulatory Capital Treatment-Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2022 Annual Report on Form 10-K.
(8)
For the composition of Citi's SLR, see page 18.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						3Q23 Increase/		Nine	Nine	YTD 2023 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2023	2023	2023	2Q23	3Q22	2022	2023	(Decrease)

Revenues
Interest revenue	$19,919	$25,708	$29,395	$32,647	$34,837	7%	75%	$48,700	$96,879	99%
Interest expense	7,356	12,438	16,047	18,747	21,009	12%	NM	13,302	55,803	NM
Net interest income (NII)	12,563	13,270	13,348	13,900	13,828	(1%)	10%	35,398	41,076	16%

Commissions and fees	2,139	2,016	2,366	2,132	2,195	3%	3%	7,159	6,693	(7%)
Principal transactions	2,625	2,419	3,939	2,528	3,008	19%	15%	11,740	9,475	(19%)
Administrative and other fiduciary fees	915	880	896	989	971	(2%)	6%	2,904	2,856	(2%)
Realized gains (losses) on investments	52	(7)	72	49	30	(39%)	(42%)	74	151	NM
Impairment losses on investments and other assets	(91)	(222)	(86)	(71)	(70)	1%	23%	(277)	(227)	18%
Provision for credit losses on Available-for-sale (AFS) debt securities(1)	5	(2)	(1)	1	(1)	NM	NM	7	(1)	NM
Other revenue (loss)	300	(348)	913	(92)	178	NM	(41%)	327	999	NM
Total non-interest revenues (NIR)	5,945	4,736	8,099	5,536	6,311	14%	6%	21,934	19,946	(9%)
Total revenues, net of interest expense	$18,508	$18,006	$21,447	$19,436	$20,139	4%	9%	57,332	61,022	6%

Provisions for credit losses and for benefits and claims
Net credit losses	887	1,180	1,302	1,504	1,637	9%	85%	2,609	4,443	70%
Credit reserve build / (release) for loans	441	593	435	257	179	(30%)	(59%)	363	871	NM
Provision for credit losses on loans	1,328	1,773	1,737	1,761	1,816	3%	37%	2,972	5,314	79%
Provision for credit losses on held-to-maturity (HTM) debt securities	10	5	(17)	(4)	(3)	25%	NM	28	(24)	NM
Provision for credit losses on other assets	73	-	425	149	56	(62%)	(23%)	76	630	NM
Policyholder benefits and claims	25	20	24	14	25	79%	-	74	63	(15%)
Provision for credit losses on unfunded lending commitments	(71)	47	(194)	(96)	(54)	44%	24%	244	(344)	NM
Total provisions for credit losses and for benefits and claims(2)	1,365	1,845	1,975	1,824	1,840	1%	35%	3,394	5,639	66%

Operating expenses
Compensation and benefits	6,745	6,618	7,538	7,388	7,424	-	10%	20,037	22,350	12%
Premises and equipment	557	601	598	595	620	4%	11%	1,719	1,813	5%
Technology / communication	2,145	2,358	2,127	2,309	2,256	(2%)	5%	6,229	6,692	7%
Advertising and marketing	407	424	331	361	324	(10%)	(20%)	1,132	1,016	(10%)
Other operating	2,895	2,984	2,695	2,917	2,887	(1%)	-	9,190	8,499	(8%)
Total operating expenses	12,749	12,985	13,289	13,570	13,511	-	6%	38,307	40,370	5%

Income from continuing operations before income taxes	4,394	3,176	6,183	4,042	4,788	18%	9%	15,631	15,013	(4%)
Provision for income taxes	879	640	1,531	1,090	1,203	10%	37%	3,002	3,824	27%

Income (loss) from continuing operations	3,515	2,536	4,652	2,952	3,585	21%	2%	12,629	11,189	(11%)
Discontinued operations(3)
Income (loss) from discontinued operations	(6)	(2)	(1)	(1)	2	NM	NM	(270)	-	100%
Provision (benefit) for income taxes	-	-	-	-	-	-	-	(41)	-	100%
Income (loss) from discontinued operations, net of taxes	(6)	(2)	(1)	(1)	2	NM	NM	(229)	-	100%

Net income before noncontrolling interests	3,509	2,534	4,651	2,951	3,587	22%	2%	12,400	11,189	(10%)
Net income (loss) attributable to noncontrolling interests	30	21	45	36	41	14%	37%	68	122	79%

Citigroup's net income	$3,479	$2,513	$4,606	$2,915	$3,546	22%	2%	$12,332	$11,067	(10%)

(1)	This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS securities to be included in revenue.
(2)	This total excludes the provision for credit losses on AFS securities, which is disclosed separately above.
(3)	See footnote 3 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						3Q23 Increase/
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2022	2022	2023	2023	2023(1)	2Q23	3Q22
Assets
Cash and due from banks (including segregated cash and other deposits)	$26,502	$30,577	$26,224	$25,763	$26,548	3%	-
Deposits with banks, net of allowance	273,105	311,448	302,735	271,145	227,439	(16%)	(17%)
Securities borrowed and purchased under agreements to resell, net of allowance	349,214	365,401	384,198	337,103	335,059	(1%)	(4%)
Brokerage receivables, net of allowance	79,696	54,192	55,491	60,850	66,194	9%	(17%)
Trading account assets	358,260	334,114	383,906	423,189	406,368	(4%)	13%
Investments
Available-for-sale debt securities	232,143	249,679	240,487	237,334	241,783	2%	4%
Held-to-maturity debt securities, net of allowance	267,864	268,863	264,342	262,066	259,456	(1%)	(3%)
Equity securities	8,009	8,040	7,749	7,745	7,759	-	(3%)
Total investments	508,016	526,582	512,578	507,145	508,998	-	-
Loans, net of unearned income
Consumer(2)	357,583	368,067	363,696	374,591	377,714	1%	6%
Corporate(3)	288,377	289,154	288,299	286,021	288,634	1%	-
Loans, net of unearned income	645,960	657,221	651,995	660,612	666,348	1%	3%
Allowance for credit losses on loans (ACLL)	(16,309)	(16,974)	(17,169)	(17,496)	(17,629)	(1%)	(8%)
Total loans, net	629,651	640,247	634,826	643,116	648,719	1%	3%
Goodwill	19,326	19,691	19,882	19,998	19,829	(1%)	3%
Intangible assets (including mortgage servicing rights (MSRs))	4,485	4,428	4,632	4,576	4,540	(1%)	1%
Property, plant and equipment, net	25,157	26,253	27,119	27,818	27,959	1%	11%
Other assets, net of allowance	107,652	103,743	103,522	102,972	96,824	(6%)	(10%)
Total assets	$2,381,064	$2,416,676	$2,455,113	$2,423,675	$2,368,477	(2%)	(1%)

Liabilities
Non-interest-bearing deposits in U.S. offices	$135,514	$122,655	$123,969	$109,844	$104,061	(5%)	(23%)
Interest-bearing deposits in U.S. offices	570,920	607,470	587,477	590,700	569,428	(4%)	-
Total U.S. deposits	706,434	730,125	711,446	700,544	673,489	(4%)	(5%)
Non-interest-bearing deposits in offices outside the U.S.	98,904	95,182	90,404	91,899	84,663	(8%)	(14%)
Interest-bearing deposits in offices outside the U.S.	501,148	540,647	528,609	527,424	515,354	(2%)	3%
Total international deposits	600,052	635,829	619,013	619,323	600,017	(3%)	-

Total deposits	1,306,486	1,365,954	1,330,459	1,319,867	1,273,506	(4%)	(3%)
Securities loaned and sold under agreements to resell	203,429	202,444	257,681	260,035	256,770	(1%)	26%
Brokerage payables	87,841	69,218	76,708	69,433	75,076	8%	(15%)
Trading account liabilities	196,479	170,647	185,010	170,664	164,624	(4%)	(16%)
Short-term borrowings	47,368	47,096	40,187	40,430	43,166	7%	(9%)
Long-term debt	253,068	271,606	279,684	274,510	275,760	-	9%
Other liabilities(4)	87,276	87,873	76,365	79,314	69,380	(13%)	(21%)
Total liabilities	$2,181,947	$2,214,838	$2,246,094	$2,214,253	$2,158,282	(3%)	(1%)

Equity
Stockholders' equity
Preferred stock	$18,995	$18,995	$20,245	$20,245	$19,495	(4%)	3%
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,347	108,458	108,369	108,579	108,757	-	-
Retained earnings	193,462	194,734	198,353	199,976	202,135	1%	4%
Treasury stock, at cost	(73,977)	(73,967)	(73,262)	(74,247)	(74,738)	(1%)	(1%)
Accumulated other comprehensive income (loss) (AOCI)	(48,298)	(47,062)	(45,441)	(45,865)	(46,177)	(1%)	4%
Total common equity	$179,565	$182,194	$188,050	$188,474	$190,008	1%	6%

Total Citigroup stockholders' equity	$198,560	$201,189	$208,295	$208,719	$209,503	-	6%
Noncontrolling interests	557	649	724	703	692	(2%)	24%
Total equity	199,117	201,838	209,019	209,422	210,195	-	6%
Total liabilities and equity	$2,381,064	$2,416,676	$2,455,113	$2,423,675	$2,368,477	(2%)	(1%)

(1)	Preliminary.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business and Middle-Market Banking (Mexico SBMM) loans).
(3)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 15.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT AND REPORTING UNIT DETAILS

(In millions of dollars)

						3Q23 Increase/		Nine	Nine	YTD 2023 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2023	2023	2023	2Q23	3Q22	2022	2023	(Decrease)
Net revenues
Institutional Clients Group	$9,468	$9,159	$11,233	$10,441	$10,644	2%	12%	$32,047	$32,318	1%
Personal Banking and Wealth Management	6,187	6,096	6,448	6,395	6,778	6%	10%	18,121	19,621	8%
Legacy Franchises	2,554	2,052	2,852	1,923	2,217	15%	(13%)	6,420	6,992	9%
Corporate/Other	299	699	914	677	500	(26%)	67%	744	2,091	NM
Total net revenues	$18,508	$18,006	$21,447	$19,436	$20,139	4%	9%	$57,332	$61,022	6%

Income (loss) from continuing operations
Institutional Clients Group	$2,186	$1,916	$3,298	$2,219	$2,465	11%	13%	$8,822	$7,982	(10%)
Personal Banking and Wealth Management	792	114	489	494	803	63%	1%	3,205	1,786	(44%)
Legacy Franchises	316	75	606	(122)	127	NM	(60%)	(84)	611	NM
Corporate/Other	221	431	259	361	190	(47%)	(14%)	686	810	18%
Income from continuing operations	$3,515	$2,536	$4,652	$2,952	$3,585	21%	2%	$12,629	$11,189	(11%)

Discontinued operations	$(6)	$(2)	$(1)	$(1)	$2	NM	NM	$(229)	$-	100%

Net income attributable to noncontrolling interests	30	21	45	36	41	14%	37%	68	122	79%

Net income	$3,479	$2,513	$4,606	$2,915	$3,546	22%	2%	$12,332	$11,067	(10%)

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						3Q23 Increase/		Nine	Nine	YTD 2023 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2023	2023	2023	2Q23	3Q22	2022	2023	(Decrease)
Commissions and fees	$1,082	$1,067	$1,150	$1,126	$1,138	1%	5%	3,337	3,414	2%
Administration and other fiduciary fees	651	629	654	709	673	(5%)	3%	2,055	2,036	(1%)
Investment banking fees(1)	816	728	834	686	805	17%	(1%)	2,845	2,325	(18%)
Principal transactions	2,776	2,057	3,709	2,463	2,899	18%	4%	11,576	9,071	(22%)
Other	(427)	(359)	(142)	(166)	(365)	NM	15%	(640)	(673)	(5%)
Total non-interest revenue	4,898	4,122	6,205	4,818	5,150	7%	5%	19,173	16,173	(16%)
Net interest income (including dividends)	4,570	5,037	5,028	5,623	5,494	(2%)	20%	12,874	16,145	25%
Total revenues, net of interest expense	9,468	9,159	11,233	10,441	10,644	2%	12%	32,047	32,318	1%
Total operating expenses	6,541	6,601	6,973	7,286	7,179	(1%)	10%	19,698	21,438	9%
Net credit losses on loans	-	104	22	73	51	(30%)	NM	48	146	NM
Credit reserve build / (release) for loans	75	(117)	(75)	(150)	101	NM	35%	595	(124)	NM
Provision for credit losses on unfunded lending commitments	(59)	63	(170)	(88)	(40)	55%	32%	124	(298)	NM
Provisions for credit losses for HTM debt securities and other assets	70	6	151	223	84	(62%)	20%	88	458	NM
Provision for credit losses	86	56	(72)	58	196	NM	NM	855	182	(79%)
Income from continuing operations before taxes	2,841	2,502	4,332	3,097	3,269	6%	15%	11,494	10,698	(7%)
Income taxes	655	586	1,034	878	804	(8%)	23%	2,672	2,716	2%
Income from continuing operations	2,186	1,916	3,298	2,219	2,465	11%	13%	8,822	7,982	(10%)
Noncontrolling interests	24	20	40	29	36	24%	50%	59	105	78%
Net income	$2,162	$1,896	$3,258	$2,190	$2,429	11%	12%	$8,763	$7,877	(10%)
EOP assets (in billions)	$1,706	$1,730	$1,769	$1,765	$1,722	(2%)	1%
Average assets (in billions)	1,729	1,753	1,774	1,795	1,757	(2%)	2%	1,704	1,775	4%
Efficiency ratio	69%	72%	62%	70%	67%	(300) bps	(200) bps	61%	66%	500 bps

Revenue by reporting unit
Services	$4,177	$4,326	$4,467	$4,655	$4,715	1%	13%	$11,692	$13,837	18%
Markets	4,068	3,944	5,601	4,619	4,480	(3%)	10%	15,169	14,700	(3%)
Banking	1,223	889	1,165	1,167	1,449	24%	18%	5,186	3,781	(27%)
Total revenues, net of interest expense	$9,468	$9,159	$11,233	$10,441	$10,644	2%	12%	$32,047	$32,318	1%

Revenue by region
North America	$3,091	$2,444	$3,503	$3,277	$3,726	14%	21%	$11,223	$10,506	(6%)
EMEA	3,099	3,293	4,059	3,461	3,324	(4%)	7%	10,695	10,844	1%
Latin America	1,202	1,320	1,272	1,527	1,385	(9%)	15%	3,609	4,184	16%
Asia	2,076	2,102	2,399	2,176	2,209	2%	6%	6,520	6,784	4%
Total revenues, net of interest expense	$9,468	$9,159	$11,233	$10,441	$10,644	2%	12%	$32,047	$32,318	1%

Income (loss) from continuing operations by region
North America	$97	$(90)	$575	$127	$504	NM	NM	$2,187	$1,206	(45%)
EMEA	1,003	857	1,380	759	754	(1%)	(25%)	3,103	2,893	(7%)
Latin America	426	508	501	636	477	(25%)	12%	1,329	1,614	21%
Asia	660	641	842	697	730	5%	11%	2,203	2,269	3%
Income (loss) from continuing operations	$2,186	$1,916	$3,298	$2,219	$2,465	11%	13%	$8,822	$7,982	(10%)

Average loans by reporting unit (in billions)
Services	$82	$79	$79	$80	$83	4%	1%	$82	$81	(1%)
Banking	197	194	191	185	181	(2%)	(8%)	197	186	(6%)
Markets	12	12	13	13	14	8%	17%	13	13	-
Total	$291	$285	$283	$278	$278	-	(4%)	$292	$280	(4%)

Average deposits by reporting unit and selected component (in billions)
Treasury and trade solutions	$664	$694	$704	$688	$676	(2%)	2%	$669	$690	3%
Securities services	131	129	125	125	120	(4%)	(8%)	134	123	(8%)
Services	795	823	829	813	796	(2%)	-	803	813	1%
Markets and Banking	22	25	24	24	25	4%	14%	21	24	14%
Total	$817	$848	$853	$837	$821	(2%)	-	$824	$837	2%

Services Key Drivers (in billions of dollars, except as otherwise noted)
AUC/AUA (in trillions of dollars)	$20.9	$22.2	$23.0	$23.6	$23.0	(3%)	10%
Cross border transaction value	$75.6	$81.1	$83.0	$87.8	$87.8	-	16%	$230.5	$258.6	12%
U.S. dollar clearing volume (in millions)	37.6	38.2	38.3	38.8	40.0	3%	6%	110.4	117.1	6%
Commercial card spend volume	$15.6	$15.4	$16.0	$17.3	$16.9	(2%)	8%	$42.0	50.2	20%

(1)Investment banking fees are substantially composed of underwriting and advisory revenues.

AUC: Assets Under Custody.

AUA: Assets Under Administration.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REPORTING UNIT REVENUES

(In millions of dollars, except as otherwise noted)

						3Q23 Increase/		Nine	Nine	YTD 2023 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2023	2023	2023	2Q23	3Q22	2022	2023	(Decrease)
Services
Net interest income	$2,619	$2,821	$2,839	$2,914	$3,133	8%	20%	$6,897	$8,886	29%
Non-interest revenue	1,558	1,505	1,628	1,741	1,582	(9%)	2%	4,795	4,951	3%
Total Services revenues	$4,177	$4,326	$4,467	$4,655	$4,715	1%	13%	$11,692	$13,837	18%

Net interest income	$2,231	$2,340	$2,358	$2,425	$2,607	8%	17%	$5,960	$7,390	24%
Non-interest revenue	977	946	1,053	1,085	984	(9%)	1%	2,911	3,122	7%
Treasury and trade solutions	$3,208	$3,286	$3,411	$3,510	$3,591	2%	12%	$8,871	$10,512	18%

Net interest income	$388	$481	$481	$489	$526	8%	36%	$937	$1,496	60%
Non-interest revenue	581	559	575	656	598	(9%)	3%	1,884	1,829	(3%)
Securities services	$969	$1,040	$1,056	$1,145	$1,124	(2%)	16%	$2,821	$3,325	18%

Markets
Net interest income	$1,228	$1,489	$1,470	$1,982	$1,578	(20%)	29%	$3,675	$5,030	37%
Non-interest revenue	2,840	2,455	4,131	2,637	2,902	10%	2%	11,494	9,670	(16%)
Total Markets revenues	$4,068	$3,944	$5,601	$4,619	$4,480	(3%)	10%	$15,169	$14,700	(3%)

Fixed income markets	$3,122	$3,211	$4,454	$3,529	$3,562	1%	14%	$11,489	$11,545	-
Equity markets	946	733	1,147	1,090	918	(16%)	(3%)	3,680	3,155	(14%)
Total	$4,068	$3,944	$5,601	$4,619	$4,480	(3%)	10%	$15,169	$14,700	(3%)
Rates and currencies	$2,492	$2,787	$3,640	$2,844	$2,801	(2%)	12%	$8,955	$9,285	4%
Spread products / other fixed income	630	424	814	685	761	11%	21%	2,534	2,260	(11%)
Total fixed income markets revenues	$3,122	$3,211	$4,454	$3,529	$3,562	1%	14%	$11,489	$11,545	-

Banking
Net interest income	$723	$727	$719	$727	$783	8%	8%	$2,302	$2,229	(3%)
Non-interest revenue	500	162	446	440	666	51%	33%	2,884	1,552	(46%)
Total Banking revenues, including gain/(loss) on loan hedges	$1,223	$889	$1,165	$1,167	$1,449	24%	18%	$5,186	$3,781	(27%)
Investment banking
Advisory	$392	$269	$289	$162	$309	91%	(21%)	$1,096	$760	(31%)
Equity underwriting	100	149	109	162	132	(19%)	32%	462	403	(13%)
Debt underwriting	139	227	376	288	403	40%	NM	906	1,067	18%
Total investment banking	631	645	774	612	844	38%	34%	2,464	2,230	(9%)
Corporate lending - excluding gain/(loss) on loan hedges(1)	648	544	590	621	652	5%	1%	2,115	1,863	(12%)
Total Banking revenues (ex-gain/(loss) on loan hedges)(1)	$1,279	$1,189	$1,364	$1,233	$1,496	21%	17%	$4,579	$4,093	(11%)
Gain/(loss) on loan hedges(1)	(56)	(300)	(199)	(66)	(47)	29%	16%	607	(312)	NM
Total Banking revenues including gain/(loss) on loan hedges(1)	$1,223	$889	$1,165	$1,167	$1,449	24%	18%	$5,186	$3,781	(27%)

Total ICG revenues, net of interest expense	$9,468	$9,159	$11,233	$10,441	$10,644	2%	12%	$32,047	$32,318	1%
Taxable-equivalent adjustments(2)	115	103	122	85	98	15%	(15%)	331	305	(8%)
Total ICG revenues - including taxable-equivalent adjustments(2)	$9,583	$9,262	$11,355	$10,526	$10,742	2%	12%	$32,378	$32,623	1%

(1)	Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.
(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

(In millions of dollars, except as otherwise noted)

						3Q23 Increase/		Nine	Nine	YTD 2023 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2023	2023	2023	2Q23	3Q22	2022	2023	(Decrease)

Net interest income	$5,836	$5,866	$5,934	$5,963	$6,356	7%	9%	$16,790	$18,253	9%
Non-interest revenue	351	230	514	432	422	(2%)	20%	1,331	1,368	3%
Total revenues, net of interest expense	6,187	6,096	6,448	6,395	6,778	6%	10%	18,121	19,621	8%
Total operating expenses	4,077	4,307	4,254	4,204	4,301	2%	5%	11,951	12,759	7%
Net credit losses on loans	723	908	1,094	1,241	1,367	10%	89%	2,113	3,702	75%
Credit reserve build / (release) for loans	360	771	507	333	95	(71%)	(74%)	(64)	935	NM
Provision for credit losses on unfunded lending commitments	19	(19)	(6)	2	(9)	NM	NM	30	(13)	NM
Provisions for benefits and claims, and other assets	7	6	(4)	3	4	33%	(43%)	9	3	(67%)
Provisions for credit losses and for benefits and claims	1,109	1,666	1,591	1,579	1,457	(8%)	31%	2,088	4,627	NM
Income (loss) from continuing operations before taxes	1,001	123	603	612	1,020	67%	2%	4,082	2,235	(45%)
Income taxes (benefits)	209	9	114	118	217	84%	4%	877	449	(49%)
Income (loss) from continuing operations	792	114	489	494	803	63%	1%	3,205	1,786	(44%)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$792	$114	$489	$494	$803	63%	1%	$3,205	$1,786	(44%)
EOP assets (in billions)	$479	$494	$490	$473	$471	-	(2%)
Average assets (in billions)	473	484	495	484	474	(2%)	-	474	484	2%
Efficiency ratio	66%	71%	66%	66%	63%	(300) bps	(300) bps	66%	65%	-100 bps

Revenue by reporting unit and component
Branded cards	$2,258	$2,376	$2,466	$2,352	$2,538	8%	12%	$6,516	$7,356	13%
Retail services	1,431	1,420	1,613	1,646	1,731	5%	21%	4,030	4,990	24%
Retail banking	642	608	613	594	624	5%	(3%)	1,893	1,831	(3%)
U.S. Personal Banking	4,331	4,404	4,692	4,592	4,893	7%	13%	12,439	14,177	14%
Private bank	649	589	567	605	640	6%	(1%)	2,173	1,812	(17%)
Wealth at Work	182	195	193	224	234	4%	29%	535	651	22%
Citigold	1,025	908	996	974	1,011	4%	(1%)	2,974	2,981	-
Global Wealth Management	1,856	1,692	1,756	1,803	1,885	5%	2%	5,682	5,444	(4%)
Total	$6,187	$6,096	$6,448	$6,395	$6,778	6%	10%	$18,121	$19,621	8%

Average loans by reporting unit (in billions)
U.S. Personal Banking	$174	$180	$183	$189	$196	4%	13%	$167	$190	14%
Global Wealth Management	151	150	150	150	151	1%	-	151	150	(1%)
Total	$325	$330	$333	$339	$347	2%	7%	$318	$340	7%

Average deposits by reporting unit (in billions)
U.S. Personal Banking	$115	$111	$111	$113	$110	(3%)	(4%)	$117	$112	(4%)
Global Wealth Management	313	320	323	318	311	(2%)	(1%)	320	317	(1%)
Total	$428	$431	$434	$431	$421	(2%)	(2%)	$437	$429	(2%)

NM Not meaningful.

Reclassified to conform to the current period's presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

Metrics

						3Q23 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2022	2022	2023	2023	2023	2Q23	3Q22

U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded cards	1,090	1,023	1,164	1,131	1,146	1%	5%
Retail services	2,339	2,806	1,976	2,393	2,152	(10%)	(8%)
Credit card spend volume
Branded cards	$120.7	$125.3	$115.9	$126.8	$125.2	(1%)	4%
Retail services	24.5	27.1	20.8	24.8	23.3	(6%)	(5%)
Average loans(1)
Branded cards	$91.8	$95.4	$96.8	$99.8	$103.2	3%	12%
Retail services	46.1	48.0	48.8	49.0	50.2	2%	9%
EOP loans(1)
Branded cards	$93.7	$100.2	$97.1	$103.0	$105.2	2%	12%
Retail services	46.7	50.5	48.4	50.0	50.5	1%	8%
NII as a % of average loans(2)
Branded cards	8.98%	8.97%	9.34%	8.99%	9.12%
Retail services	17.45%	16.92%	17.57%	17.45%	17.80%
NCLs as a % of average loans
Branded cards	1.50%	1.68%	2.18%	2.47%	2.72%
Retail services	2.71%	3.30%	4.08%	4.46%	4.53%
Loans 90+ days past due as a % of EOP loans
Branded cards	0.51%	0.63%	0.78%	0.81%	0.92%
Retail services	1.35%	1.56%	1.76%	1.77%	2.12%
Loans 30-89 days past due as a % of EOP loans
Branded cards	0.59%	0.69%	0.76%	0.81%	0.97%
Retail services	1.53%	1.62%	1.66%	1.81%	2.13%

Average deposits	$115	$111	$111	$113	$110	(3%)	(4%)
Branches (actual)	653	654	653	653	652	-	-
Mortgage originations	$4.2	$2.7	$3.3	$4.5	$3.9	(13%)	(7%)

Global Wealth Management Key Indicators (in billions of dollars)
Client assets	$708	$746	$759	$764	$756	(1%)	7%
Average loans	151	150	150	150	151	1%	-
Average deposits	313	320	323	318	311	(2%)	(1%)
U.S. mortgage originations	4.4	2.5	1.8	2.9	3.2	10%	(27%)

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.

Reclassified to conform to the current period’s presentation.

LEGACY FRANCHISES(1)
(In millions of dollars, except as otherwise noted)

						3Q23 Increase/		Nine	Nine	YTD 2023 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2023	2023	2023	2Q23	3Q22	2022	2023	(Decrease)

Net interest income	$1,385	$1,324	$1,290	$1,345	$1,279	(5%)	(8%)	$4,367	$3,914	(10%)
Non-interest revenue(2)(3)(4)	1,169	728	1,562	578	938	62%	(20%)	2,053	3,078	50%
Total revenues, net of interest expense	2,554	2,052	2,852	1,923	2,217	15%	(13%)	6,420	6,992	9%
Total operating expenses	1,845	1,830	1,752	1,778	1,794	1%	(3%)	5,952	5,324	(11%)
Net credit losses on loans	164	168	186	190	219	15%	34%	448	595	33%
Credit reserve build / (release) for loans	6	(61)	3	74	(17)	NM	NM	(168)	60	NM
Provision for credit losses on unfunded lending commitments	(31)	3	(18)	(10)	(5)	50%	84%	90	(33)	NM
Provisions for benefits and claims, HTM debt securities and other assets	28	13	174	46	(9)	NM	NM	78	211	NM
Provisions for credit losses and for benefits and claims	167	123	345	300	188	(37%)	13%	448	833	86%
Income (loss) from continuing operations before taxes	542	99	755	(155)	235	NM	(57%)	20	835	NM
Income taxes (benefits)	226	24	149	(33)	108	NM	(52%)	104	224	NM
Income (loss) from continuing operations	316	75	606	(122)	127	NM	(60%)	(84)	611	NM
Noncontrolling interests	-	3	2	3	2	(33%)	NM	-	7	NM
Net income (loss)	$316	$72	$604	$(125)	$125	NM	(60%)	$(84)	$604	NM
EOP assets (in billions)	$100	$97	$94	$92	$80	(13%)	(20%)
Average assets (in billions)	103	99	97	92	87	(5%)	(16%)	114	92	(19%)
Efficiency ratio	72%	89%	61%	92%	81%	(1,100) bps	900 bps	93%	76%	-1700 bps

Revenue by reporting unit and component
Asia Consumer	$1,372	$772	$1,509	$454	$672	48%	(51%)	$3,039	$2,635	(13%)
Mexico Consumer/SBMM	1,173	1,255	1,322	1,449	1,552	7%	32%	3,496	4,323	24%
Legacy Holdings Assets	9	25	21	20	(7)	NM	NM	(115)	34	NM
Total	$2,554	$2,052	$2,852	$1,923	$2,217	15%	(13%)	$6,420	$6,992	9%

Asia Consumer - Key Indicators (in billions of dollars)
EOP loans	$13.4	$13.3	$10.0	$9.1	$8.0	(12%)	(40%)
EOP deposits	14.6	14.5	14.4	12.2	10.8	(11%)	(26%)
Average loans	15.2	13.2	12.1	9.5	8.6	(9%)	(43%)
NCLs as a % of average loans	1.02%	1.23%	1.47%	1.73%	1.43%
Loans 90+ days past due as a % of EOP loans	0.35%	0.37%	0.55%	0.55%	0.61%
Loans 30-89 days past due as a % of EOP loans	0.47%	0.53%	0.65%	0.66%	0.73%

Mexico Consumer/SBMM - Key Indicators (in billions of dollars)
EOP loans	$20.7	$21.9	$24.0	$26.0	$26.0	-	26%
EOP deposits	35.8	36.5	38.3	40.8	40.0	(2%)	12%
Average loans	20.4	21.3	22.8	24.7	26.0	5%	27%
NCLs as a % of average loans	2.64%	2.48%	2.63%	2.52%	2.95%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.26%	1.28%	1.24%	1.37%	1.32%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.23%	1.26%	1.26%	1.28%	1.33%

Legacy Holdings Assets - Key Indicators (in billions of dollars)
EOP loans	$3.2	$3.0	$2.8	$2.7	$2.5	(7%)	(22%)

(1)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia and EMEA that Citi intends to exit or has exited (Asia Consumer); the consumer, small business and middle-market banking (Mexico SBMM) operations in Mexico (collectively Mexico Consumer/SBMM); and Legacy Holdings Assets (primarily North America consumer mortgage loans and other legacy assets).

(2)	See footnote 1 on page 1.
(3)	See footnote 2 on page 1.
(4)	See footnote 3 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER(1)

(In millions of dollars, except as otherwise noted)

						3Q23 Increase/		Nine	Nine	YTD 2023 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2023	2023	2023	2Q23	3Q22	2022	2023	(Decrease)

Net interest income	$772	$1,043	$1,096	$969	$699	(28%)	(9%)	$1,367	$2,764	NM
Non-interest revenue	(473)	(344)	(182)	(292)	(199)	32%	58%	(623)	(673)	(8%)
Total revenues, net of interest expense	299	699	914	677	500	(26%)	67%	744	2,091	NM
Total operating expenses	286	247	310	302	237	(22%)	(17%)	706	849	20%
Provisions for HTM debt securities and other assets	3	-	111	(113)	(1)	99%	NM	3	(3)	NM
Income (loss) from continuing operations before taxes	10	452	493	488	264	(46%)	NM	35	1,245	NM
Income taxes (benefits)	(211)	21	234	127	74	(42%)	NM	(651)	435	NM
Income (loss) from continuing operations	221	431	259	361	190	(47%)	(14%)	686	810	18%
Income (loss) from discontinued operations, net of taxes(2)	(6)	(2)	(1)	(1)	2	NM	NM	(229)	-	100%
Noncontrolling interests	6	(2)	3	4	3	(25%)	(50%)	9	10	11%
Net income (loss)	$209	$431	$255	$356	$189	(47%)	(10%)	$448	$800	79%
EOP assets (in billions)	$96	$96	$102	$94	$95	1%	(1%)

(1)	Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(2)	See footnote 4 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)

In millions of dollars, except as otherwise noted	3Q22	2Q23	3Q23(5)	3Q22	2Q23	3Q23(5)	3Q22		2Q23		3Q23(5)
Assets
Deposits with banks	$256,444	$310,047	$260,159	$1,218	$3,049	$2,645	1.88%		3.94%		4.03%
Securities borrowed and purchased under resale agreements(6)	361,719	365,704	352,608	2,176	6,254	7,363	2.39%		6.86%		8.28%
Trading account assets(7)	272,996	329,229	345,864	1,991	3,752	3,893	2.89%		4.57%		4.47%
Investments	513,414	507,949	508,854	3,010	4,456	4,727	2.33%		3.52%		3.69%

Consumer loans	356,347	367,852	375,632	7,380	8,962	9,609	8.22%		9.77%		10.15%
Corporate loans	298,371	285,739	286,654	3,430	5,102	5,447	4.56%		7.16%		7.54%
Total loans (net of unearned income)(8)	654,718	653,591	662,286	10,810	14,064	15,056	6.55%		8.63%		9.02%
Other interest-earning assets	110,619	85,083	76,400	760	1,085	1,176	2.73%		5.11%		6.11%
Total average interest-earning assets	$2,169,910	$2,251,603	$2,206,171	$19,965	$32,660	$34,860	3.65%		5.82%		6.27%

Liabilities
Deposits	$1,075,359	$1,132,211	$1,121,163	$3,270	$8,727	$9,630	1.21%		3.09%		3.41%
Securities loaned and sold under repurchase agreements(6)	207,190	262,147	275,123	1,251	4,953	6,090	2.40%		7.58%		8.78%
Trading account liabilities(7)	128,525	128,354	111,367	472	870	892	1.46%		2.72%		3.18%
Short-term borrowings and other interest-bearing liabilities	154,322	126,734	117,435	745	1,777	1,956	1.92%		5.62%		6.61%
Long-term debt(9)	169,329	162,327	158,485	1,618	2,420	2,441	3.79%		5.98%		6.11%
Total average interest-bearing liabilities	$1,734,725	$1,811,773	$1,783,573	$7,356	$18,747	$21,009	1.68%		4.15%		4.67%

Net interest income as a % of average interest-earning assets (NIM)(9)				$12,609	$13,913	$13,851	2.31%		2.48%		2.49%

3Q23 increase (decrease) from:							18	bps	1	bps

(1)	Interest revenue and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $46 million for 3Q22, $13 million for 2Q23 and $23 million for 3Q23.
(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	3Q23 is preliminary.
(6)	Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).
(7)	Interest expense on Trading account liabilities of ICG is reported as a reduction of Interest revenue. Interest revenue and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.
(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						3Q23 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2022	2022	2023	2023	2023	2Q23	3Q22

Corporate loans by region
North America	$125.9	$127.8	$125.1	$121.7	$123.0	1%	(2%)
EMEA	71.6	71.0	70.0	70.9	71.5	1%	-
Latin America	35.4	36.2	38.6	38.9	39.5	2%	12%
Asia	55.5	54.2	54.6	54.5	54.6	-	(2%)
Total corporate loans	$288.4	$289.2	$288.3	$286.0	$288.6	1%	-

Corporate loans by reporting unit
Services	$80.4	$76.6	$80.1	$83.5	$83.4	-	4%
Markets	11.7	13.6	13.5	14.0	17.2	23%	47%
Banking	189.3	191.9	187.0	180.3	179.8	-	(5%)
Legacy Franchises - Mexico SBMM	7.0	7.1	7.7	8.2	8.2	-	17%
Total corporate loans	$288.4	$289.2	$288.3	$286.0	$288.6	1%	-

Personal Banking and Wealth Management
Branded cards	$93.7	$100.2	$97.1	$103.0	$105.2	2%	12%
Retail services	46.7	50.5	48.4	50.0	50.5	1%	8%
Retail banking	35.8	37.1	39.2	41.5	43.1	4%	20%
U.S. Personal Banking	$176.2	$187.8	$184.7	$194.5	$198.8	2%	13%
Global Wealth Management	151.1	149.2	149.9	150.5	150.6	-	-
Total	$327.3	$337.0	$334.6	$345.0	$349.4	1%	7%

Legacy Franchises - Consumer
Asia Consumer(3)	$13.4	$13.3	$10.0	$9.1	$8.0	(12%)	(40%)
Mexico Consumer	13.7	14.8	16.3	17.8	17.8	-	30%
Legacy Holdings Assets	3.2	3.0	2.8	2.7	2.5	(7%)	(22%)
Total	$30.3	$31.1	$29.1	$29.6	$28.3	(4%)	(7%)

Total consumer loans	$357.6	$368.1	$363.7	$374.6	$377.7	1%	6%

Total loans - EOP	$646.0	$657.2	$652.0	$660.6	$666.3	1%	3%

Total loans – average	$654.7	$652.5	$653.7	$653.6	$662.3	1%	1%

(1)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business and Middle-Market Banking (Mexico SBMM) loans).
(3)	Asia Consumer includes loans of certain EMEA countries for all periods presented.

NMNot meaningful.

Reclassified to conform to the current period's presentation.

EOP DEPOSITS

(In billions of dollars)

						3Q23 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2022	2022	2023	2023	2023	2Q23	3Q22
ICG by region
North America	$391.0	$405.5	$394.7	$393.2	$371.5	(6%)	(5%)
EMEA	197.7	215.6	208.8	206.6	195.3	(5%)	(1%)
Latin America	35.5	40.9	41.8	41.9	43.2	3%	22%
Asia	172.7	183.4	174.1	176.5	172.3	(2%)	-
Total	$796.9	$845.4	$819.4	$818.2	$782.3	(4%)	(2%)

ICG by reporting unit
Treasury and trade solutions	$647.1	$701.3	$670.9	$671.4	$643.0	(4%)	(1%)
Securities services	127.8	119.8	124.2	124.4	113.7	(9%)	(11%)
Services	$774.9	$821.1	$795.1	$795.8	$756.7	(5%)	(2%)
Markets	20.5	22.6	23.0	21.5	24.7	15%	20%
Banking	1.5	1.7	1.3	0.9	0.9	-	(40%)
Total	$796.9	$845.4	$819.4	$818.2	$782.3	(4%)	(2%)

Personal Banking and Wealth Management
U.S. Personal Banking	$115.2	$112.5	$114.7	$112.3	$108.9	(3%)	(5%)
Global Wealth Management	312.1	325.3	322.2	314.5	307.4	(2%)	(2%)
Total	$427.3	$437.8	$436.9	$426.8	$416.3	(2%)	(3%)

Legacy Franchises
Asia Consumer(1)	$14.6	$14.5	$14.4	$12.2	$10.8	(11%)	(26%)
Mexico Consumer/SBMM	35.8	36.5	38.3	40.8	40.0	(2%)	12%
Legacy Holdings Assets	-	-	-	-	-	-	-
Total	$50.4	$51.0	$52.7	$53.0	$50.8	(4%)	1%

Corporate/Other	$31.9	$31.8	$21.5	21.9	24.1	10%	(24%)

Total deposits - EOP	$1,306.5	$1,366.0	$1,330.5	$1,319.9	$1,273.5	(4%)	(3%)

Total deposits - average	$1,315.9	$1,361.1	$1,363.2	$1,338.2	$1,315.1	(2%)	-

(1)	Asia Consumer includes deposits of certain EMEA countries for all periods presented.

NMNot meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

															ACLL/EOP
	Balance	Builds (releases)					FY 2022	Balance	Builds (Releases)				YTD 2023	Balance	Loans
	12/31/21	1Q22	2Q22	3Q22	4Q22	FY 2022	FX/Other	12/31/22	1Q23	2Q23	3Q23	YTD 2023	FX/Other(1)	9/30/23	9/30/23
Allowance for credit losses on loans (ACLL)
ICG	$2,241	$596	$(76)	$75	$(117)	$478	$(4)	$2,715	$(75)	$(150)	$101	$(124)	$(13)	$2,578
Legacy Franchises corporate (Mexico SBMM)	174	5	(3)	(34)	(7)	(39)	5	140	(10)	(2)	1	(11)	10	139
Total corporate ACLL	$2,415	$601	$(79)	$41	$(124)	$439	$1	$2,855	$(85)	$(152)	$102	$(135)	$(3)	$2,717	0.97%
U.S. Cards	$10,840	$(1,009)	$447	$303	$814	$555	$(2)	$11,393	$536	$276	$128	$940	$(173)	$12,160	7.81%
Retail banking and Global Wealth Management	1,181	(53)	191	57	(43)	152	(3)	1,330	(29)	57	(33)	(5)	(60)	1,265
Total PBWM	$12,021	$(1,062)	$638	$360	$771	$707	$(5)	$12,723	$507	$333	$95	$935	$(233)	$13,425
Legacy Franchises consumer	2,019	(151)	(25)	40	(54)	(190)	(433)	1,396	13	76	(18)	71	20	1,487
Total consumer ACLL	$14,040	$(1,213)	$613	$400	$717	$517	$(438)	$14,119	$520	$409	$77	$1,006	$(213)	$14,912	3.95%
Total ACLL	$16,455	$(612)	$534	$441	$593	$956	$(437)	$16,974	$435	$257	$179	$871	$(216)	$17,629	2.68%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$1,871	$474	$(159)	$(71)	$47	$291	$(11)	$2,151	$(194)	$(96)	$(54)	$(344)	$(1)	$1,806
Total ACLL and ACLUC (EOP)	18,326							19,125						19,435
Other(2)	148	(6)	27	83	5	109	(14)	243	408	145	53	606	(56)	793
Total allowance for credit losses (ACL)	$18,474	$(144)	$402	$453	$645	$1,356	$(462)	$19,368	$649	$306	$178	$1,133	$(273)	$20,228

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02 Financial Instruments - Credit Losses (Topic 326) TDRs and Vintage Disclosures. See page 15.
(2)	Includes ACL activity on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

(In millions of dollars)

						3Q23 Increase/		Nine	Nine	YTD 2023 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2023	2023	2023	2Q23	3Q22	2022	2023	(Decrease)
Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$15,952	$16,309	$16,974	$17,169	$17,496	2%	10%	$16,455	$16,974
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	-	(352)	-	-			-	(352)
Adjusted ACLL at beginning of period	15,952	16,309	16,622	17,169	17,496	2%	10%	16,455	16,622	1%
Gross credit (losses) on loans	(1,237)	(1,467)	(1,634)	(1,879)	(2,000)	(6%)	(62%)	(3,689)	(5,513)	(49%)
Gross recoveries on loans	350	287	332	375	363	(3%)	4%	1,080	1,070	(1%)
Net credit (losses) / recoveries on loans (NCLs)	(887)	(1,180)	(1,302)	(1,504)	(1,637)	9%	85%	(2,609)	(4,443)	70%
Replenishment of NCLs	887	1,180	1,302	1,504	1,637	9%	85%	2,609	4,443	70%
Net reserve builds / (releases) for loans	441	593	435	257	179	(30%)	(59%)	363	871	NM
Provision for credit losses on loans (PCLL)	1,328	1,773	1,737	1,761	1,816	3%	37%	2,972	5,314	79%
Other, net(2)(3)(4)(5)(6)(7)	(84)	72	112	70	(46)	NM	45%	(509)	136
ACLL at end of period (a)	$16,309	$16,974	$17,169	$17,496	$17,629	1%	8%	$16,309	$17,629

Allowance for credit losses on unfunded lending commitments (ACLUC)(8) (a)	$2,089	$2,151	$1,959	$1,862	$1,806	(3%)	(14%)	$2,089	$1,806

Provision (release) for credit losses on unfunded lending commitments	$(71)	$47	$(194)	$(96)	$(54)	44%	24%	$244	$(344)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$18,398	$19,125	$19,128	$19,358	$19,435	-	6%	$18,398	$19,435

Total ACLL as a percentage of total loans(9)	2.54%	2.60%	2.65%	2.67%	2.68%

Consumer
ACLL at beginning of period	$12,983	$13,361	$14,119	$14,389	$14,866	3%	15%	$14,040	$14,119
Adjustments to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	-	(352)	-	-			-	(352)
Adjusted ACLL at beginning of period	12,983	13,361	13,767	14,389	14,866	3%	15%	14,040	13,767	(2%)

NCLs	(881)	(1,062)	(1,280)	(1,429)	(1,579)	10%	79%	(2,549)	(4,288)	68%
Replenishment of NCLs	881	1,062	1,280	1,429	1,579	10%	79%	2,549	4,288	68%
Net reserve builds/ (releases) for loans	400	717	520	409	77	(81%)	(81%)	(200)	1,006	NM
Provision for credit losses on loans (PCLL)	1,281	1,779	1,800	1,838	1,656	(10%)	29%	2,349	5,294	NM
Other, net(2)(3)(4)(5)(6)(7)	(22)	41	102	68	(31)	NM	(41%)	(479)	139	NM
ACLL at end of period (b)	$13,361	$14,119	$14,389	$14,866	$14,912	-	12%	$13,361	$14,912

Consumer ACLUC(8) (b)	$143	$120	$101	$88	$65	(26%)	(55%)	$143	$65

Provision (release) for credit losses on unfunded lending commitments	$(8)	$(20)	$(17)	$(4)	$(20)	NM	NM	$120	$(41)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$13,504	$14,239	$14,490	$14,954	$14,977	-	11%	$13,504	$14,977

Consumer ACLL as a percentage of total consumer loans	3.74%	3.84%	3.96%	3.97%	3.95%

Corporate
ACLL at beginning of period	$2,969	$2,948	$2,855	$2,780	$2,630	(5%)	(11%)	$2,415	$2,855

NCLs	(6)	(118)	(22)	(75)	(58)	(23%)	NM	(60)	(155)	NM
Replenishment of NCLs	6	118	22	75	58	(23%)	NM	60	155	NM
Net reserve builds / (releases) for loans	41	(124)	(85)	(152)	102	NM	NM	563	(135)	NM
Provision for credit losses on loans (PCLL)	47	(6)	(63)	(77)	160	NM	NM	623	20	(97%)
Other, net(2)	(62)	31	10	2	(15)	NM	76%	(30)	(3)
ACLL at end of period (c)	$2,948	$2,855	$2,780	$2,630	$2,717	3%	(8%)	$2,948	$2,717

Corporate ACLUC(8) (c)	$1,946	$2,031	$1,858	$1,774	$1,741	(2%)	(11%)	$1,946	$1,741

Provision (release) for credit losses on unfunded lending commitments	$(63)	$67	$(177)	$(92)	$(34)	63%	46%	$124	$(303)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,894	$4,886	$4,638	$4,404	$4,458	1%	(9%)	$4,894	$4,458

Corporate ACLL as a percentage of total corporate loans(9)	1.04%	1.01%	0.98%	0.94%	0.97%

Footnotes to this table are on the following page (page 16).

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

The following footnotes relate to the table on the preceding page (page 15):

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02 Financial Instruments - Credit Losses (Topic 326) TDRs and Vintage Disclosures.
(2)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(3)	3Q22 primarily relates to FX translation.
(4)	4Q22 primarily relates to FX translation.
(5)	1Q23 primarily relates to FX translation.
(6)	2Q23 primarily relates to FX translation.
(7)	3Q23 primarily relates to FX translation.
(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(9)	September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023 exclude $3.9 billion, $5.4 billion, $5.1 billion, $5.8 billion and $7.4 billion, respectively, of loans that are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						3Q23 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2022	2022	2023	2023	2023	2Q23	3Q22

Corporate non-accrual loans by region(1)
North America	$276	$138	$285	$358	$934	NM	NM
EMEA	598	502	383	350	507	45%	(15%)
Latin America	555	429	462	428	407	(5%)	(27%)
Asia	56	53	83	125	127	2%	NM
Total	$1,485	$1,122	$1,213	$1,261	$1,975	57%	33%

Corporate non-accrual loans by reporting unit(1)
Banking	$1,085	$767	$868	$931	$1,689	81%	56%
Services	185	153	133	123	94	(24%)	(49%)
Markets	-	3	3	1	-	(100%)	-
Mexico SBMM	215	199	209	206	192	(7%)	(11%)
Total	$1,485	$1,122	$1,213	$1,261	$1,975	57%	33%

Consumer non-accrual loans(1)
U.S. Personal Banking and Global Wealth Management	$585	$541	$608	$536	$567	6%	(3%)
Asia Consumer(2)	30	30	29	24	25	4%	(17%)
Mexico Consumer	486	457	480	498	463	(7%)	(5%)
Legacy Holdings Assets - Consumer	300	289	278	263	247	(6%)	(18%)
Total	$1,401	$1,317	$1,395	$1,321	$1,302	(1%)	(7%)

Total non-accrual loans (NAL)	$2,886	$2,439	$2,608	$2,582	$3,277	27%	14%

Other real estate owned (OREO)(3)	$16	$15	$21	$31	$37	19%	NM

NAL as a percentage of total loans	0.45%	0.37%	0.40%	0.39%	0.49%

ACLL as a percentage of NAL	565%	696%	658%	678%	538%

(1)	Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.
(2)	Asia Consumer includes balances for certain EMEA countries for all periods presented.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NMNot meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	September 30,	December 31,	March 31,	June 30,	September 30,
Common Equity Tier 1 Capital Ratio and Components (1)	2022	2022	2023	2023	2023(2)

Citigroup common stockholders' equity (3)	$179,696	$182,325	$188,186	$188,610	$190,134
Add: qualifying noncontrolling interests	113	128	207	209	193
Regulatory capital adjustments and deductions:
Add:
CECL transition provision (4)	2,271	2,271	1,514	1,514	1,514
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(2,869)	(2,522)	(2,161)	(1,990)	(1,259)
Cumulative unrealized net gain (loss) related to changes in fair value of financial
liabilities attributable to own creditworthiness, net of tax	3,211	1,441	1,037	307	625
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	18,796	19,007	18,844	18,933	18,552
Identifiable intangible assets other than mortgage servicing rights
(MSRs), net of related DTLs	3,492	3,411	3,607	3,531	3,444
Defined benefit pension plan net assets; other	1,932	1,935	1,999	2,020	1,340
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit
and general business credit carry-forwards(7)	11,690	12,197	11,783	11,461	11,219
Excess over 10% / 15% limitations for other DTAs, certain
common stock investments and MSRs(7)(8)	1,261	325	1,045	1,828	1,786
Common Equity Tier 1 Capital (CET1)	$144,567	$148,930	$153,753	$154,243	$156,134
Risk-Weighted Assets (RWA)(4)	$1,179,657	$1,148,678	$1,144,359	$1,153,450	$1,152,735
Common Equity Tier 1 Capital ratio (CET1/RWA)	12.26%	12.97%	13.44%	13.37%	13.5%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)(4)	$144,567	$148,930	$153,753	$154,243	$156,134
Additional Tier 1 Capital (AT1)(6)	20,263	20,215	21,496	21,500	20,744
Total Tier 1 Capital (T1C) (CET1 + AT1)	$164,830	$169,145	$175,249	$175,743	$176,878
Total Leverage Exposure (TLE)(4)	$2,888,535	$2,906,773	$2,939,744	$2,943,546	$2,928,295
Supplementary Leverage ratio (T1C/TLE)	5.71%	5.82%	5.96%	5.97%	6.0%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders' equity	$179,565	$182,194	$188,050	$188,474	$190,008
Less:
Goodwill	19,326	19,691	19,882	19,998	19,829
Intangible assets (other than MSRs)	3,838	3,763	3,974	3,895	3,811
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	794	589	246	246	49
Tangible common equity (TCE)	$155,607	$158,151	$163,948	$164,335	$166,319
Common shares outstanding (CSO)	1,936.9	1,937.0	1,946.8	1,925.7	1,913.9
Book value per share (common equity/CSO)	$92.71	$94.06	$96.59	$97.87	$99.28
Tangible book value per share (TCE/CSO)	$80.34	$81.65	$84.21	$85.34	$86.90

(1)See footnote 6 on page 1.

(2)3Q23 is preliminary.

(3)Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(4)See footnote 7 on page 1.

(5)Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(6)Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

(7)

Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit and general business credit tax carry-forwards and DTAs arising from timing differences (future deductions) that are deducted from CET1 capital exceeding the 10% limitation.

(8)Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

Reclassified to conform to the current period's presentation.